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                                  Exhibit 23.3


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Nevada Power Company on Form S-4 of our reports dated March 1, 1998 appearing in and incorporated by reference in the Annual Report on Form
10-K of Nevada Power Company for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                 DELOITTE & TOUCHE LLP



Las Vegas, Nevada
April 29, 1999